DEVELOPMENT AND DISTRIBUTION AGREEMENTS	9 Months Ended
Sep. 30, 2011
DEVELOPMENT AND DISTRIBUTION AGREEMENTS [Abstract]
Collaborative Arrangement Disclosure [Text Block]
DISTRIBUTION AGREEMENT

On July 16, 2010, we entered into a new agreement with an international manufacturer and supplier of medical products through its worldwide distribution network. The agreement grants the distributor the right to manufacture, market and distribute MedPro’s tube-activated and skin-activated blood collection systems and its winged blood collection set and terminates and supersedes the two prior agreements.  The July 2010 Agreement has a term ending six years from October 1, 2010, which may be extended for up to three years in certain circumstances.

During the term of the July 2010 Agreement, the distributor will pay a total minimum royalty of not less than $43,750,000 (the “Royalty Amount”).  Royalty payments will be made no later than the fifteenth day following the end of each calendar quarter, based on a minimum number of units for each calendar quarter.  Until the Royalty Amount has been paid in full, if the aggregate royalties paid for all preceding quarters in the aggregate exceeds the minimum aggregate royalties owed on minimum quarterly production for all preceding quarters, then the minimum royalty obligation for the next quarter will be reduced accordingly.

The Company agreed to make a quarterly financial contribution to the distributor to help cover the anticipated expenses of marketing the products once production has begun.  Our marketing contributions would total approximately $6.65 million over the six-year term of the July 2010 Agreement.  The Company also paid the distributor $350,000 to resolve issues of prior agreements.